SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 24, 1997
(Date of earliest event reported)

Commission File No. 333-21263



                      Norwest Asset Securities Corporation
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        Delaware                                     52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                            (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Donaldson Lufkin & Jenrette Securities Corporation, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
         (99)                            Computational Materials prepared by
                                         Greenwich Capital  Markets, Inc.
                                         in connection with Norwest Asset
                                         Securities Corporation, Mortgage
                                         Pass-Through Certificates,
                                         Series 1997-16

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NORWEST ASSET SECURITIES CORPORATION


September 24, 1997

                                  By: /s/ B. David Bialzak
                                      ---------------------
                                      B. David Bialzak
                                      Vice President

                                INDEX TO EXHIBITS



                                                               Paper (P) or
Exhibit No.               Description                         Electronic (E)
-----------               -----------                         --------------

   (99)                   Computational Materials                   P
                          prepared by Greenwich Capital
                          Markets, Inc. in
                          connection with Norwest Asset Securities
                          Corporation, Mortgage Pass-Through
                          Certificates, Series 1997-16